AMENDMENT TO
                        SAN DIEGO GAS & ELECTRIC COMPANY
                         DEFERRED COMPENSATION AGREEMENTS
                            FOR OFFICERS #1 AND #3


     THIS AMENDMENT is made and entered into this _____ day of December, 1996, by and between San Diego Gas & Electric Company, (hereinafter "Company") and _________________________________ (hereinafter
"Officer"), an elected Officer of Company.

 .....All outstanding SAN DIEGO GAS & ELECTRIC COMPANY DEFERRED
COMPENSATION AGREEMENTS FOR OFFICERS #1 and SAN DIEGO GAS & ELECTRIC COMPANY DEFERRED COMPENSATION AGREEMENTS FOR OFFICERS #3 entered into between Company and Officer ("Deferred Compensation Agreements") are hereby amended as follows:

     1.  A new paragraph is added at the end of each Deferred
         Compensation Agreement as follows:

         All amounts credited to Officer's account pursuant to this Agreement may be used to purchase common stock of Enova
         Corporation or other equity securities, subject to the following conditions:

 ....a...All such purchases must be made through a stock equivalent
tracking.device, a "rabbi trust" or other similar instrument that causes the deferred amount not to become taxable;

 .....b.. Equity securities of other entities may be purchased only if the Officer has met or is expected to meet, under the normal course of events, the Company's Enova Corporation stock ownership requirement;

 .....c....If the Officer becomes subject to a higher Enova Corporation stock ownership requirement, the Officer may retain any then current investment in equity securities of other entities, but shall not make additional purchases of other equity securities until the higher Enova Corporation stock ownership requirement has been met or is expected to be met under the normal course of events; and

 .....d....All such purchases must be made in accordance with applicable
Company procedures, as they may be amended from time to time.

      2....All other provisions of the Deferred Compensation Agreements shall remain in full force and effect.

      IN WITNESS WHEREOF, this Amendment has been executed on the day and year written above.

OFFICER                                   COMPANY


_______________________________________   By____________________________
Signature of Officer                      Company_______________________
                                          Title_________________________